                                                                    EXHIBIT 10.1
                                                                    ------------

               FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
               ---------------------------------------------------

     This Fourteenth Amendment to Loan and Security Agreement (the "Fourteenth
Amendment") is made as of March 31, 2006 by and between Proliance International,
Inc., ("Proliance"), Ready Aire, Inc. ("RA"; together with Proliance, the
"Borrowers"), Proliance International, S.A. de C.V. ("Proliance Mexico") and
Radiadores GDI, S.A. de C.V. ("Radiadores"; together with Proliance Mexico, the
"Obligors"), and Wachovia Capital Finance Corporation (New England), formerly known as Congress Financial Corporation (New England), as lender (the "Lender").

     WHEREAS, the Lender, Borrowers and Obligors are parties to that certain
Loan and Security Agreement dated as of January 4, 2001, as amended by the First
Amendment to Loan and Security Agreement dated as of July 2001 ("First
Amendment"), the Second Amendment to Loan and Security Agreement dated as of
July 30, 2001 ("Second Amendment"), the Third Amendment to Loan and Security
Agreement dated as of November 27, 2001 ("Third Amendment"), the Fourth
Amendment to Loan and Security Agreement dated as of December 31, 2001 ("Fourth
Amendment"), the Fifth Amendment to Loan and Security Agreement dated as of
February 20, 2002 ("Fifth Amendment"), the Sixth Amendment to Loan and Security
Agreement dated as of December 31, 2001 ("Sixth Amendment"), the Seventh
Amendment to Loan and Security Agreement dated as of July 1, 2002 ("Seventh
Amendment"), the Eighth Amendment to Loan and Security Agreement dated as of
November 22, 2002 ("Eighth Amendment"), the Ninth Amendment to Loan and Security
Agreement dated as of December 27, 2002 ("Ninth Amendment"), the Tenth Amendment
to Loan and Security Agreement dated as of November 19, 2004 (the "Tenth
Amendment"), the Eleventh Amendment to Loan and Security Agreement dated as of
March 2, 2005 (the "Eleventh Amendment"), the Twelfth Amendment to Loan and
Security Agreement dated as of July 21, 2005 (as amended by that certain
Amendment to Twelfth Amendment dated September 30, 2005 and that certain Second
Amendment to Twelfth Amendment dated November 30, 2005, the "Twelfth
Amendment"), and the Thirteenth Amendment to Loan and Security Agreement dated as of October 20, 2005 (the "Thirteenth Amendment") (as amended hereby and as the same may be supplemented, amended, restated or modified from time to time, the "Loan Agreement"); all capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement;

     WHEREAS, Borrowers have requested that Lender amend certain provisions of the Loan Agreement as set forth herein; and

     WHEREAS, the Lender has agreed to amend certain provisions of the Loan
Agreement subject to the terms and conditions hereof;

     NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the
Borrowers, the Obligors

and the Lender hereby agree as follows:

           1. Amendments to Loan Agreement.

           1.1. Definitions. The following definitions are added to Section 1 of the Loan Agreement in proper alphabetical order (such definitions hereby replace in entirety the same definitions set forth in the Loan Agreement):

               (a) "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents
           (however designated) of such Person's capital stock, partnership interests or limited liability company interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

               (b) "EBITDA" shall mean the sum, without duplication, of the following for any applicable period as determined on a consolidated basis in accordance with GAAP for Proliance and its wholly owned
           Subsidiaries: (a) Net Income (but excluding Net Income of, or gain from the sale of, G&O Manufacturing Company, Inc.), plus (b) interest expense on all indebtedness to the extent deducted in determining Net
           Income, plus (c) taxes on income to the extent deducted in determining Net Income, plus (d) depreciation expense to the extent deducted in determining Net Income, plus (e) amortization expense to the extent deducted in determining Net Income, minus (f) non-cash gain or plus non-cash loss from the sale of assets, other than sales in the ordinary course of business but only to the extent added to or deducted in determining Net Income, and minus (g) negative goodwill to the extent added in determining Net Income.

               (c) "Fixed Charge Coverage Ratio" shall mean, for any applicable period as determined in accordance with GAAP on a consolidated basis for Proliance and its wholly owned Subsidiaries, the ratio of (a)
           EBITDA minus Capital Expenditures made in cash to (b) Fixed Charges.

               (d) "Fixed Charges" shall mean, for any applicable period as determined in accordance with GAAP on a consolidated basis for
           Proliance and its wholly owned Subsidiaries, the amount equal to
           (without duplication): (a) the aggregate amount of interest, including payments in the nature of interest under capital leases, paid or accrued by Proliance and its wholly owned Subsidiaries
           (whether such interest is reflected as an item of expense or capitalized) on Indebtedness, plus (b) the aggregate amount of all mandatory scheduled payments, prepayments and sinking fund payments, in each case with respect to principal paid or accrued by Proliance and its wholly owned Subsidiaries in respect of Indebtedness except for principal payments made on account of Revolving Loans (with the exception of such payments made upon a permanent reduction in the
           Revolving Loan Ceiling) plus (c) any dividends or distributions paid or payable by Proliance and its wholly owned Subsidiaries (other than dividends or distributions paid or payable from any such Subsidiary to Proliance) plus (d) income taxes paid by Proliance or its wholly owned Subsidiaries.

               (e) "Net Income" shall mean the net income (or loss) of Proliance and its wholly owned Subsidiaries on a consolidated basis as determined in accordance with GAAP.

               (f) "Subsidiary" or "subsidiary" shall mean, with respect to any
           Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (other than Capital Stock of any other class or classes of such corporation having such voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such
           Person and/or one or more subsidiaries of such Person.

           1.2. Financial Covenants.

               (a) Minimum EBITDA. Section 9.20 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "9.20 Minimum EBITDA. Borrowers shall achieve, on a consolidated basis, EBITDA of not less than the amounts set forth below for the twelve consecutive month periods ending on the dates set forth below:

           ---------------------------------------------------------------------
           Test Date                                          Amount
           ---------------------------------------------------------------------
           December 31, 2005                                  ($21,800,000)
           ---------------------------------------------------------------------
           March 31, 2006                                     ($21,800,000)
           ---------------------------------------------------------------------
           June 30, 2006                                      ($12,500,000)
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           September 30, 2006                                  $4,000,000
           ---------------------------------------------------------------------
           December 31, 2006                                   $18,500,000
           ---------------------------------------------------------------------
           March 31, 2007                                      $20,000,000
           ---------------------------------------------------------------------
           June 30, 2007                                       $20,000,000
           ---------------------------------------------------------------------
           September 30, 2007                                  $21,200,000
           ---------------------------------------------------------------------

           Compliance with the foregoing EBITDA covenant will not be required on any test date if Excess Availability equals or exceeds $15,000,000 at all times during the calendar quarter immediately preceding such test date."

               (b) Minimum Excess Availability. Section 9.20A is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "9.20A Minimum Excess Availability. The Borrowers shall maintain
           Excess Availability equal to or in excess of (i) $3,000,000 from
           March 31, 2006 through May 31, 2006 and (ii) $5,000,000 from June 1,
           2006 through June 30, 2006. Solely for the purpose of this Section
           9.20A, Excess Availability shall be determined without regard to the limitation that the Maximum Credit and the Revolving Loan Ceiling place on the Revolving Loans available to the Borrowers."

               (c) Fixed Charge Coverage Ratio. The following Section 9.20C is hereby added to the Loan Agreement in proper numerical order:

           "9.20C Fixed Charge Coverage Ratio. On December 31, 2007, and on each
           March 31, June 30, September 30 and December 31 thereafter, in each case for the twelve months then ended, Borrowers shall maintain, on a consolidated basis, a Fixed Charge Coverage Ratio (as defined herein)
           of not less than 1.00 to 1.00.

           Compliance with the foregoing Fixed Charge Coverage Ratio covenant will not be required on any test date if Excess Availability equals or exceeds $15,000,000 at all times during the three month period immediately preceding such test date."

           2. Limited Waiver. The Borrowers have requested that certain covenants set forth in Section 1.3 of the Fourth Amendment and Section 5.13 of
the Twelfth Amendment be waived, and Lender, subject to the terms, conditions and covenants set forth in this Section 2, has agreed to the following,

               2.1. Deposit Account Control Agreements. Subject to the terms, conditions and covenants set forth in this Section 2, the Lender hereby waives the Borrowers' obligation under Section 1.3 of the
           Fourth Amendment and Section 5.13 of the Twelfth Amendment to deliver to the Lender a deposit account control agreement with respect to
           Account # 646927012 (the "Account") held in the name of Proliance at
           JPMorgan Chase Bank, N.A., provided that the Borrowers covenant and agree not to maintain more than $25,000 in the Account at any time.
           Upon the occurrence of an Event of Default or Borrowers' failure to comply with the covenant set forth in the first sentence of this
           Section 2.1, and at the direction of the Lender, Borrowers shall promptly (but in any event within one Business Day) (i) close the
           Account and (ii) transfer by wire all funds then held in the Account to the Payment Account of the Lender.

               2.2. Limited Waiver. The limited waiver set forth in this Section
           2 is and shall be effective solely for the specific instance and purpose described herein and is not and shall not be applicable to any other provision of the Loan Agreement or the other Financing
           Agreements or to any future event or condition. The execution and delivery of this limited waiver by the Lender shall not be construed as a waiver by the Lender of any other term, covenant, condition or agreement under the Loan Agreement or the other Financing Agreements.

           3. Conditions Precedent. The following are all of the conditions precedent to the effectiveness of this Fourteenth Amendment and the agreements of the Lender hereunder:

               3.1. payment to Lender in immediately available funds of all documented out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the Lender through the date hereof, in accordance with Section 7 hereof;

               3.2. receipt by Lender of this Fourteenth Amendment, duly
           executed by the Borrowers and Obligors;

               3.3. each of the representations and warranties set forth in
           Section 4 hereof is true, accurate and correct in all material respects as of the date hereof (or such other date referenced in
           Section 4 hereof).

           4. Representations and Warranties. Each Borrower and Obligor jointly and severally represents and warrants to Lender the following, as applicable:

               4.1. Organization and Qualification. Each of the Borrowers and
           Obligors is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as applicable. Each
           Borrower and Obligor is duly qualified to do business and is in good standing as a foreign corporation or other applicable organization in all states and jurisdictions in which the failure to be so qualified

                                        5

           would have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor.

               4.2. Power and Authority. Each Borrower and Obligor are duly authorized and empowered to enter, deliver, and perform this
           Fourteenth Amendment. The execution, delivery, and performance of this Fourteenth Amendment has been duly authorized by all necessary corporate action of each of the applicable Borrowers and Obligors.
           The execution, delivery and performance of this Fourteenth Amendment do not and will not (i) require any consent or approval of the shareholders of the Borrowers or the Obligors; (ii) contravene the charter or by-laws or equivalent organizational documents of any of the Borrowers or Obligor; (iii) violate or cause any Borrower or
           Obligor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or Obligor;
           (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or Obligor is a party or by which such Borrower's or Obligor's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor; or (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule
           8.4 to the Loan Agreement) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower or
           Obligor.

               4.3. Legally Enforceable Agreement. This Fourteenth Amendment is
           a legal, valid and binding obligation of each of the Borrowers and
           Obligors and is enforceable against each of the Borrowers and
           Obligors in accordance with the terms hereof subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

               4.4. Continuous Nature of Representations and Warranties. Each
           Borrower confirms and agrees that, except for the amendments to the
           Loan Agreement provided herein and in the other previously executed amendments to the Loan Agreement, (a) all representations and warranties contained in the Loan Agreement and in the other Financing
           Agreements (as amended prior to the date hereof and pursuant to this
           Fourteenth Amendment) are on the date hereof true and correct in all material respects (except with respect to deviations therefrom permitted under Article 9 of the Loan Agreement) except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers confirm, reaffirm and restate such representations and warranties as of such earlier date, (b) all Information Certificates delivered in conjunction with the Loan Agreement and the Twelfth Amendment to Loan and Security
           Agreement dated as of July 21, 2005, as the same may be amended and/or restated, remain true and correct in all material respects and
           (c) it is unconditionally, absolutely, and jointly and severally liable for the punctual and full performance and payment of all
           Obligations, including, without limitation, all termination fees under Section 12.1(c) of the Loan Agreement, charges, fees, expenses and costs (including attorneys' fees and expenses) under the
           Financing Agreements, and that

           no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

           5. Acknowledgement of Obligations. Each Obligor, for value received, hereby consents to the Borrowers' execution and delivery of this Fourteenth
Amendment, and the performance by the Borrowers of their respective agreements and obligations hereunder. The Borrowers' performance and/or consummation of any transaction or matter contemplated under this Fourteenth Amendment shall not limit, restrict, extinguish or otherwise impair any of the Obligors' obligations to Lender with respect to the Financing Agreements, as applicable. Each Obligor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the
Financing Agreements and that such Obligor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all
Obligations.

           6. Confirmation of Liens. Each Borrower and Obligor acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests in and liens on the Collateral described therein, except for liens permitted under Sections 8.4 and 9.8 and Schedule 8.4 of the
Loan Agreement, and that the locations for such Collateral specified in the
Financing Agreements have not changed except as provided herein or as previously disclosed to the Lender. Each Borrower and Obligor further acknowledges and agrees that all Obligations of the Borrowers are and shall be secured by the
Collateral.

           7. Miscellaneous. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreements. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation, preparation, performance and enforcement of this Fourteenth
Amendment and any other documents and agreements prepared and/or reviewed in connection herewith. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for as set forth in this Fourteenth Amendment (and as set forth in any previously executed amendments to the Loan Agreement). The Borrowers and
Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this Fourteenth Amendment by
Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Fourteenth Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK

                        Signature page to Fourteenth Amendment to Loan Agreement

     IN WITNESS WHEREOF, the Borrowers, the Obligors, and the Lender have executed this Fourteenth Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                             BORROWERS:

WITNESS                                      PROLIANCE INTERNATIONAL, INC.

/s/ R. C. Freeman                            By: /s/ R. A. Wisot
----------------------------------               -----------------------------
                                             Title: Vice President

                                             READY AIRE, INC.

/s/ R. C. Freeman                            By: /s/ R. A. Wisot
----------------------------------           ---------------------------------
                                             Title: Vice President

                        Signature page to Fourteenth Amendment to Loan Agreement

                                             OBLIGORS:
                                             ---------

                                             PROLIANCE INTERNATIONAL, S.A. de
                                             C.V.

/s/ R. C. Freeman                            By: /s/ R. A. Wisot
----------------------------------               ------------------------------
                                             Title: Vice President
                                                    ---------------------------

                                             RADIADORES GDI, S.A. de C.V.

/s/ R. C. Freeman                            By: /s/ R. A. Wisot
----------------------------------               ------------------------------
                                             Title: Vice President
                                             ----------------------------------

                                             LENDER:
                                             -------

                                             WACHOVIA CAPITAL FINANCE
                                             CORPORATION (NEW ENGLAND)

/s/ Michelle Simon Long                      By: /s/ Willis A. Williams
----------------------------------               ------------------------------
                                             Title: Vice President
                                             ----------------------------------